EXHIBIT 99.1

Former FDIC Chairman William M. Isaac Appointed to General Employment Enterprises, Inc. Board of Directors

NAPERVILLE, IL, June 10, 2015 General Employment Enterprises, Inc. (NYSE MKT: JOB) ("the Company" or "General Employment") a provider of specialty staffing services and solutions today announced the addition of William (“Bill”) M. Isaac to the General Employment Board of Directors. He will serve as an outside independent director. A former Chairman of the Federal Deposit Insurance Corporation (“FDIC”), he has significant experience as a director on boards of directors of several public and private companies, including publicly traded (NYSE) staffing giant MPS Group, Inc., which was sold to the largest staffing firm in the world, Adecco Group for $1.3 billion in 2009. Mr. Isaac is presently a senior managing director of FTI Consulting, Inc. (“FTI”) and serves as Global Head of FTI’s Financial Institutions practice.

William Isaac has extensive experience in business, finance and governance. In 1986, he founded The Secura Group, a leading financial institutions consulting firm and operated the business until it was acquired by FTI in 2011. Prior to forming Secura, Mr. Isaac headed the FDIC during the banking crisis of the 1980s, serving under Presidents Carter and Reagan from 1978 through 1985. Mr. Isaac currently serves as a member of the board of TSYS , a leading worldwide payments system processing company, and is the former Chairman of Fifth Third Bancorp , one of the nation’s leading banking companies. Also, Isaac is a former member of the boards of Trans Union Corporation; The Associates prior to its sale to Citigroup and Amex Centurion Bank. He is involved extensively in thought leadership relating to the financial services industry. Mr. Isaac is the author of Senseless Panic: How Washington Failed America with a foreword by legendary former Federal Reserve Chairman Paul Volcker. Senseless Panic provides an inside account of the banking and S&L crises of the 1980s and compares that period to the financial crisis of 2008-2009. William Isaac’s articles are published in the Wall Street Journal, Washington Post, New York Times, American Banker, Forbes, Financial Times, Washington Times, and other leading publications. He also appears regularly on television and radio, testifies before Congress, and is a frequent speaker before audiences throughout the world.

Bill Isaac served as chairman of the FDIC during one of the most tumultuous periods in US banking history. Some 3,000 banks and thrifts failed during the 1980s, including Continental Illinois and nine of the ten largest banks in Texas. The President appointed Mr. Isaac to the board of the FDIC at the age of 34, making him the youngest FDIC board member and chairman in history. Mr. Isaac also served as chairman of the Federal Financial Institutions Examination Council (1983-85), as a member of the Depository Institutions Deregulation Committee (1981–85), and as a member of the Vice President’s Task Group on Regulation of Financial Services (1984).

Mr. Isaac began his career as an attorney with Foley & Lardner and was a senior partner with Arnold & Porter. He holds a JD, summa cum laude, College of Law, The Ohio State University (“OSU”) and a B.S in economics and LLD (“honorary”) from Miami University, Oxford, Ohio. Isaac is involved with several charitable and not for profit organizations including current and past service on the OSU Foundation Board, member of the OSU “Presidents Club”, former Trustee of the Miami University Foundation Board and a member the University’s “Business Advisory Council”, Goodwill Industries and the Community Foundation of Sarasota, Fl. Bill received a “Distinguished Achievement Medal” in 1995 from Miami University and a “Distinguished Alumnus Award” in 2013 from OSU.

Commenting on the appointment of William Isaac, Derek Dewan, Chairman and Chief Executive Officer (CEO) of the Company said, “We are very pleased to have such a talented and distinguished addition to our board. Bill has an unparalleled career in the financial and business services industry in addition to extensive public service, spanning some 40 years. His experience as a director, in corporate governance, and as a financial expert in various roles will prove invaluable as we execute our growth strategy and continue to maximize shareholder value.”

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About General Employment Enterprises, Inc.

General Employment Enterprises, Inc. (the "Company") was incorporated in the State of Illinois in 1962, is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions, and light industrial staffing services through the names of General Employment, Ashley Ellis, Triad and Omni-One. Also, in the healthcare sector, General Employment through its Scribe Solutions brand staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR).

Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain or are prefaced by words such as "will", "may", "plans", "expects", "anticipates", "projects", "predicts", "estimates", "aims", "believes", "hopes", "potential", "intends", "suggests", "appears", "seeks", or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

General Employment Enterprises, Inc.

Andrew J. Norstrud, 813.803.8275

invest@genp.com